Exhibit 99.1

Electric Last Mile and Geotab Inc. Announce Partnership

Partnership to support rollout of ELMS AIR connectivity suite and deliver advanced, turnkey telematics solutions to fleet managers

Troy, MI. (March 24, 2021) – Electric Last Mile, Inc. (“ELMS”), a commercial electric vehicle company focused on last-mile delivery solutions, and Geotab Inc. (“Geotab”), a global leader in IoT and connected transportation, today announced their partnership to deliver a factory-installed connectivity solution that will equip ELMS customers with the data they need to help manage and optimize their vehicles.

As part of the collaboration, ELMS plans to integrate Geotab’s GO9+ telematics solution into its Urban Delivery vehicle, which is anticipated to be the first Class 1 commercial electric vehicle (“EV”) available in the U.S. market. Ideal for fleet managers, the factory-installed addition of Geotab’s telematics offering will help provide ELMS customers with centralized access to their connected vehicle data via the MyGeotab platform. Specifically, Geotab’s GO9+ device will help enable high-speed connectivity and allow fleet managers access to ELMS AIR, ELMS’ in-development connectivity and data analytics suite, which is anticipated to provide fleets with full visibility of their Urban Delivery vehicles in near real time. The GO9+ is also expected to allow users to turn each Urban Delivery vehicle into a Wi-Fi hotspot where possible and when needed.

Powered by Geotab, ELMS AIR will provide fleet managers with a single view of their entire fleet to help better analyze fleet-generated data, from GPS tracking, road speed and charging status to battery state of charge and more, which can be used to help reduce fleet costs, increase productivity and efficiency, improve safety and strengthen compliance.

Geotab and ELMS are further collaborating on technology that is focused on enabling the GO9+ to assist fleet managers with access to the ELMS AIR over-the-air (“OTA”) technology solution, aimed at one day providing software updates and upgrades to fleets via a secured cellular connection intended to help maximize vehicle uptime and ensure that vehicle software is up to date. The Urban Delivery is expected to be the first Class 1 OTA-enabled EV in the U.S. Factory-installation of Geotab’s GO9+ device is expected to begin at the start of Urban Delivery vehicle production.

“ELMS is not just a vehicle company but a technology and solutions company,” said ELMS CTO, Kev Adjemian. “This exciting collaboration with Geotab is a part of ELMS’ commitment to delivering powerful telematics, data and real-time visibility solutions that fleet managers need to help improve their operating efficiency and reduce costs. By integrating Geotab’s solutions, we will work closely together to eventually provide Urban Delivery customers with in-house OTA technology, which we believe will help to significantly reduce service downtime and maximize vehicle efficiency.”

“With sustainability at the forefront of Geotab's innovations, we are excited to collaborate with innovative OEM partners like ELMS to equip customers with the technology needed to help achieve their fleet electrification goals,” said Rob Minton, Associate Vice President, Connected Car Business Development at Geotab. “By combining the power of Geotab's telematics technology with ELMS, this partnership will equip Urban Delivery customers with a turnkey connectivity solution that can help maximize electric vehicle efficiency, reduce downtime and increase productivity.”

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forum Merger III Corporation’s (“Forum”) and ELMS’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Forum’s and ELMS’s expectations with respect to future performance and anticipated financial impacts of the previously announced business combination of Forum and ELMS (the “business combination”), the satisfaction of the closing conditions to the business combination, the size, demands and growth potential of the markets for ELMS’s products and ELMS’s ability to serve those markets, ELMS’s ability to develop innovative products and compete with other companies engaged in the commercial delivery vehicle industry and/or the electric vehicle industry, ELMS’s ability to attract and retain customers, the estimated go to market timing and cost for ELMS’s products, the implied valuation of ELMS and the timing of the completion of the business combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Forum’s and ELMS’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the agreement and plan of merger (“Merger Agreement”) relating to the business combination or could otherwise cause the business combination to fail to close; (2) the inability of ELMS to (x) execute the transaction agreements for the Carveout Transaction (as defined below) that are in form and substance acceptable to Forum (at Forum’s sole discretion), (y) acquire a leasehold interest or fee simple title to the Indiana manufacturing facility or (z) secure key intellectual property rights related to its proposed business; (3) the outcome of any legal proceedings that may be instituted against Forum or ELMS following the announcement of the business combination; (4) the inability to complete the business combination, including due to failure to obtain approval of the stockholders of Forum or other conditions to closing in the Merger Agreement; (5) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the business combination; (6) the inability to obtain the listing of the common stock of the post-acquisition company on the Nasdaq Stock Market or any alternative national securities exchange following the business combination; (7) the risk that the announcement and consummation of the business combination disrupts current plans and operations; (8) the inability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of the combined company to grow and manage growth profitably and retain its key employees; (9) costs related to the business combination; (10) changes in applicable laws or regulations; (11) the possibility that ELMS may be adversely affected by other economic, business, and/or competitive factors; (12) the impact of COVID-19 on the combined company’s business; and (13) other risks and uncertainties indicated from time to time in the proxy statement filed relating to the business combination, including those under the “Risk Factors” section therein, and in Forum’s other filings with the SEC. Some of these risks and uncertainties may in the future be amplified by the COVID-19 outbreak and there may be additional risks that Forum and ELMS consider immaterial or which are unknown. Forum and ELMS caution that the foregoing list of factors is not exclusive. Forum and ELMS caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. ELMS is currently engaged in limited operations only and its ability to carry out its business plans and strategies in the future are contingent upon the closing of the proposed business combination. The consummation of the business combination is subject to, among other conditions, (i) the execution and effectiveness of transaction agreements by ELMS with SF Motors, Inc. (d/b/a SERES) (“SERES”), including as contemplated by the term sheet entered into by ELMS and SERES, that are each in form and substance acceptable to Forum (at Forum’s sole discretion), (ii) the acquisition by ELMS of a leasehold interest or fee simple title to the Indiana manufacturing facility prior to the business combination, and (iii) the securing by ELMS of key intellectual property rights related to its proposed business (collectively, the “Carveout Transaction”). All statements herein regarding ELMS’s anticipated business assume the completion of the Carveout Transaction. Forum and ELMS do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions or circumstances on which any such statement is based.

Important Information About the Business Combination and Where to Find It

In connection with the proposed business combination with ELMS, Forum filed a preliminary proxy statement with the U.S. Securities and Exchange Commission (“SEC”) and intends to file a definitive proxy statement with the SEC. Forum’s stockholders and other interested persons are advised to read the preliminary proxy statement and any amendments thereto and, when available, the definitive proxy statement, in connection with Forum’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the proposed business combination, because these documents contain important information about Forum, ELMS and the proposed business combination. When available, the definitive proxy statement for the proposed business combination will be mailed to stockholders of Forum as of a record date to be established for voting on the proposed business combination. Forum’s stockholders may also obtain a copy of the preliminary proxy statement and the definitive proxy statement, once available, as well as other documents filed with the SEC by Forum, without charge, at the SEC’s website located at www.sec.gov or by directing a request to: Forum Merger III Corporation, 1615 South Congress Avenue, Suite 103, Delray Beach, FL 33445. The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Participants in the Solicitation

Forum and its directors and executive officers may be considered participants in the solicitation of proxies with respect to the business combination. Information about the directors and executive officers of Forum and a description of their interests in Forum are set forth in the preliminary proxy statement, which was filed on February 16, 2021 with the SEC, and definitive proxy statement, when it is filed with the SEC, in connection with the proposed business combination. These documents can be obtained free of charge from the sources indicated above.

ELMS and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Forum in connection with the business combination. A list of the names of such directors and executive officers and information regarding their interests in the business combination are set forth in the preliminary proxy statement, which was filed on February 16, 2021 with the SEC, and definitive proxy statement, when it is filed with the SEC, in connection with the proposed business combination. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the business combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

About Electric Last Mile, Inc.

ELMS is focused on redefining the last mile with efficient, customizable and sustainable solutions. ELMS’ first vehicle, the Urban Delivery, is anticipated to be the first Class 1 electric vehicle in the U.S. market. The company is headquartered in Troy, Michigan. For more information, please visit www.electriclastmile.com.

About Geotab Inc.

Geotab is advancing security, connecting commercial vehicles to the internet and providing web-based analytics to help customers better manage their fleets. Geotab’s open platform and Marketplace, offering hundreds of third-party solution options, allows both small and large businesses to automate operations by integrating vehicle data with their other data assets. As an IoT hub, the in-vehicle device provides additional functionality through IOX Add-Ons. Processing billions of data points a day, Geotab leverages data analytics and machine learning to help customers improve productivity, optimize fleets through the reduction of fuel consumption, enhance driver safety, and achieve strong compliance to regulatory changes. Geotab’s products are represented and sold worldwide through Authorized Geotab Resellers. To learn more, please visit www.geotab.com and follow us @GEOTAB and on LinkedIn.

Contacts

For Electric Last Mile, Inc.

elms-svc@sardverb.com

IR@electriclastmile.com

For Geotab Inc.

pr@geotab.com

hannacorrente@geotab.com